UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 1, 2026

MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1410 Lakeside Parkway, Suite 200
Flower Mound, Texas 75028
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MTEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events; Filing of Form 12b-25 (Notification of Late Filing) for Form 10-K

On April 1, 2026, Mannatech, Incorporated (the “Company”) filed a Notification of Late Filing on Form 12b-25 (the “Form 12b-25”) with the Securities and Exchange Commission (the “SEC”) relating to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Form 10-K”).

The Company was unable to file the Form 10-K within the prescribed time period without unreasonable effort or expense. As disclosed in the Form 12b-25, because our independent auditor discussed with us the possibility of a going concern issue, management needs more time to assess the repercussions and any necessary remediation efforts.  That assessment includes discussions with third-party tax advisors and review of a cost-reduction plan.

The Company currently expects to file the Form 10-K within the fifteen-day extension period provided under Rule 12b-25 under the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1*	Press Release, dated April 1, 2026, titled Mannatech Announces Notification of Late Filing
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2026
MANNATECH, INCORPORATED
By:	/s/ Landen Fredrick
Landen Fredrick
Chief Executive Officer